UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGEOX

George Putnam Balanced Fund

Semiannual report 1|31|16

A world of investing.®

Putnam INVESTMENTS

This pioneering balanced fund has championed a mix of high-quality stocks and bonds for over 75 years.

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

George Putnam Balanced Fund

A mix of stocks and bonds in a classic balanced portfolio

Putnam Investments started in November 1937, at a time when many investors considered the stock market to be risky. Our first fund, George Putnam Balanced Fund, was named for our founder and was designed to offer investors what they needed most — a diversified portfolio with bonds to balance the risk of stocks. It was an innovative approach that continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

"The fund's focus on high-quality stocks and bonds is designed to moderate volatility for investors."

Aaron M. Cooper, CFA
Portfolio Manager

Paul D. Scanlon, CFA
Portfolio Manager

Experienced managers pursue a broad range of opportunities

The fund's typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund's fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Providing the benefits of balanced investing since 1937

Growth of a $10,000 investment since fund inception, 11/5/37 through 1/31/16

$6,089,541
8.54%
annualized return before sales charge
'37
'47
'57
'67
'77
'87
'97
'07
1/31/16

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 George Putnam Balanced Fund

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	George Putnam Balanced Fund

Interview with
your fund’s
portfolio managers

Market volatility rattled investors during the six months ended January 31, 2016. What were some of the most difficult aspects of navigating this market, and how did George Putnam Balanced Fund fare?

Aaron: Stock market volatility picked up at the start of the fund’s semiannual fiscal period due to a variety of global macroeconomic factors. The fourth calendar quarter of 2015 saw stocks bounce back from their third-quarter lows, but a variety of headwinds — from China’s economic weakness to depressed commodity markets — made for a relatively difficult backdrop for investors. This situation worsened at the start of 2016, as January opened with extreme volatility, primarily as concerns over China led investors to wonder whether the risks of a global recession were increasing.

For the period, the fund slightly underperformed its all-stock primary benchmark, the S&P 500 Index, and trailed its blended stock/ bond benchmark. The key factor driving the underperformance was disappointing security selection results in the equity portion of the portfolio, particularly in the energy and consumer sectors.

Paul: The environment was challenging for the bond market, as well. Although bond prices bounced back from a volatile third calendar quarter in 2015, investors became increasingly risk averse. The anticipation of

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 3, 4, and 12–14 for additional fund performance information. Index descriptions can be found on page 16.

George Putnam Balanced Fund	5

the Federal Reserve’s interest-rate hike had a significant effect on market sentiment. While most investors expected an increase, there was still uncertainty for much of the period about whether the Fed would opt to wait until 2016 to tighten monetary policy.

Overall, higher-quality government and corporate bonds — which make up the core of the fund’s bond portfolio — faced fewer challenges, while at times, riskier assets experienced tumultuous conditions. In the end, the bond market was 1.33% higher on January 31, 2016, than where it stood on July 31, 2015, based on the Barclays U.S. Aggregate Bond Index.

With energy, did you expect some stabilization or reversion in oil and gas prices?

Aaron: During the period, we did become slightly more bullish on energy stocks, though it appears we did so too soon. Although energy sector stock selection hurt relative results, we maintain our conviction in companies that we believe are low-cost energy players with strong balance sheets. In our view, these companies are well suited to survive the downturn in energy prices and well positioned to thrive if stabilization and rebound occur in oil and gas markets.

Paul: I would also note that within the energy sector, exploration and production companies and the businesses that service them have been the most affected by lower oil prices. Defaults in this group have risen among higher-cost producers with strained balance sheets that are insufficiently hedged. However, there are many other types of energy concerns, such as refiners and pipeline companies, that are somewhat insulated from the effects of lower oil and commodity prices because the economics of their businesses are driven by other factors. So the

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	George Putnam Balanced Fund

risk of default among these types of energy companies remains low, in our view.

How did China’s economic situation continue to affect global markets?

Aaron: China’s economic slowdown and the buildup of leverage in the financial system there intensified in the third and fourth calendar quarters of 2015, and we think China may pose even bigger risks to the global economy and markets as time passes. Some of the Chinese government’s actions to stabilize markets have been unsuccessful, which calls into question the government’s ability to manage through an economic crisis. In our estimation, economic signals from China are relatively weaker, and multinational companies’ businesses in China and other emerging markets have generally been weak as well.

Paul: Economic weakness in China combined with other factors to make bond investors jittery in the final weeks of 2015 and through January 2016. One of these factors was the decision by the Fed to raise the federal funds rate. As had been widely expected, the Fed took the first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate to a range between 0.25% and 0.50% on December 16. Investors initially cheered the rate hike, which reflected the Fed’s confidence in the U.S. economy. However, the final weeks of 2015 saw increased volatility and a “risk-off” flight to safe havens, as investors considered the slump in commodity prices, troubles in the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

George Putnam Balanced Fund	7

high-yield market, continued weakness in China and emerging markets, and the future pace of Fed rate increases.

Aaron, what is your take on recent earnings results and near-term earnings potential? Are companies still in good health, in your view?

Aaron: Looking back over 2015, earnings growth was generally flat. However, when we exclude the energy sector, earnings growth was closer to the mid-single digits, which, in our view, is an indicator of some strength. Headwinds developed during the year, including emerging-market weakness as well as a tightening of credit for companies that rely on the securities markets to fund their growth, but this did not derail the earnings outlook for everyone.

Looking forward, we remain positive about e-commerce and Internet stocks, in particular. In health care, we are on the lookout for incremental pricing risks driven by political and regulatory questions. In energy, we are more positive — and perhaps we are contrarian in this view. It seems to us that the energy market is self-correcting over time. As the supply side responds to oversupplied conditions and demand picks up, commodity prices tend to increase. In financials, we are also relatively positive. The early stage of Federal Reserve interest-rate hikes, for example, should, in our view, help set positive conditions for most of the sector, but particularly for banks, brokers, and asset managers.

What were some of the largest detractors from the fund’s relative return for the period?

Aaron: In light of the challenging environment for commodities such as oil and gas, the stocks of natural resource-related companies tended to suffer during the period. This was the case for several of the fund’s holdings,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	George Putnam Balanced Fund

including the stock of oil and gas exploration and production companies Anadarko and Genel Energy, and the electricity generation and distribution company NRG Energy.

In the case of Genel, which has operations in Iraq, our thesis was that the company owned and operated substantial oil and gas fields at the very low end of the cost curve, so it could generate profits and cash flow even at low oil prices. Notwithstanding this, its shares were not immune to the rapid and substantial drop in the price of crude oil. Given that the company operates in Iraqi Kurdistan, it also faces various political risks. Indeed, factors associated with these risks recently appear to have compromised the company’s ability to invest in its assets, leading to production declines and the potential for write-downs. As we have recognized that our original thesis was undermined by these developments, we have reduced our holdings of the stock.

Bombardier, an out-of-benchmark holding, was also a large detractor from the fund’s relative performance. This company is a leading manufacturer of aircraft and trains. In early 2015, Bombardier announced the need to raise $2 billion to cover the cost of a new fuel-efficient passenger jet airliner, the CSeries, which had been delayed for two years and was over budget. The company also announced the replacement of its chief executive officer and suspended its dividend. We sensed positive change following these financing and leadership announcements, but we may have been too early.

Which strategies or holdings contributed to the fund’s relative return?

Aaron: Northrop Grumman, which is one of the largest defense conglomerates in the world, was a top contributor for the period. The company, which specializes in unmanned aerial vehicle manufacturing and defense systems, continued to win franchise programs and saw higher-than-expected earnings, which led to share price appreciation. L-3 Communications Holdings also contributed. This aerospace contractor saw solid earnings and penetrated new markets during the period. In addition, the company strengthened its communication systems segment with an acquisition and returned cash to shareholders through share buybacks and dividends, all of which acted as tailwinds for the stock.

Ctrip, China’s largest online travel agency, also contributed positively to relative returns. Although, in our view, the economic slowdown in China is a serious risk for the global economy, we believe there are pockets of opportunity there, and Ctrip is a good example, in our view. As the middle class expands in China, an increasing number of consumers have sufficient disposable income to spend on travel, particularly within Mainland China, which is where Ctrip focuses its efforts. Companies like Ctrip are reaping the rewards of this development in the domestic Chinese economy, in terms of better earnings and improved long-term growth potential.

After the market’s generally flat performance in 2015 and the volatile market decline in January 2016, are you concerned that we are entering bear market territory?

Aaron: While we don’t think a true bear market is likely, we believe the risk of that happening in the quarters ahead is higher than it has been in recent years. We believe there are perhaps a couple of years left in the current economic expansion for the United States; accordingly, looking forward into 2016, we think it is plausible that markets will see low- to mid-single-digit earnings growth.

We believe this is a realistic and positive view of future earnings growth, and on the basis of this perspective, we think the market could achieve attractive positive returns. We believe there are important risks associated with this view. Now that the Fed has embarked on its rate-raising campaign, we

George Putnam Balanced Fund	9

think interest rates may begin rising across different parts of the yield curve, meaning that borrowing costs could begin to go up for companies. In addition, the recently booming M&A [mergers and acquisitions] cycle may be past its peak. For 2016, it remains to be seen how much of a headwind this becomes, but we believe it is a sign of the maturity of the economic cycle — as well as a signal of the risk that the cycle could end prematurely.

Paul: We continue to think corporate fundamentals remain solid. Investment-grade corporate balance sheets and profit growth may have peaked, but there does not seem to have been a major deterioration in credit, in our view. Leverage within investment-grade corporates is rising, but it is mostly increasing at higher-quality companies and in specific sectors.

On the whole, we think the stock and bond markets will be supported in the months ahead by continued economic recovery in the United States. We expect that the U.S. economy will grow around 2% over the course of 2016, and that the Fed will continue to raise interest rates during the year. We believe the moves will occur at a slower pace than in past tightening cycles, however, and that the magnitude of any tightening will depend on the factors that the Fed has been monitoring, such as employment, inflation, dollar strength, oil prices, and financial market volatility.

Thank you, Aaron and Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective November 1, 2015, George Putnam Balanced Fund increased its quarterly distribution rate to $0.052 from $0.045, as a result of higher levels of income earned by the portfolio.

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Paul D. Scanlon, CFA, is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

10 George Putnam Balanced Fund

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

George Putnam Balanced Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.54%	8.46%	8.43%	8.43%	7.72%	7.72%	7.81%	7.77%	8.27%	8.62%	8.62%	8.62%

10 years	33.15	25.50	25.23	25.23	23.50	23.50	26.65	22.21	29.90	36.59	36.87	36.49
Annual average	2.90	2.30	2.28	2.28	2.13	2.13	2.39	2.03	2.65	3.17	3.19	3.16

5 years	40.62	32.53	35.33	33.33	35.35	35.35	37.06	32.27	38.71	42.31	42.61	42.22
Annual average	7.05	5.79	6.24	5.92	6.24	6.24	6.51	5.75	6.76	7.31	7.36	7.30

3 years	19.85	12.96	17.18	14.18	17.12	17.12	18.06	13.93	18.88	20.84	21.10	20.76
Annual average	6.22	4.15	5.43	4.52	5.41	5.41	5.69	4.44	5.93	6.51	6.59	6.49

1 year	–3.56	–9.10	–4.27	–9.04	–4.33	–5.28	–4.08	–7.44	–3.87	–3.29	–3.19	–3.36

6 months	–7.06	–12.41	–7.39	–12.01	–7.45	–8.37	–7.33	–10.58	–7.22	–6.92	–6.87	–6.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12 George Putnam Balanced Fund

Comparative index returns For periods ended 1/31/16

		Barclays		Lipper
		U.S. Aggregate	George Putnam	Balanced Funds
	S&P 500 Index	Bond Index	Blended Index†	category average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	87.41%	57.65%	85.58%	54.32%
Annual average	6.48	4.66	6.38	4.37

5 years	67.80	18.80	48.77	29.68
Annual average	10.91	3.51	8.27	5.28

3 years	37.88	6.57	25.31	14.19
Annual average	11.30	2.14	7.81	4.48

1 year	–0.67	–0.16	–0.10	–3.82

6 months	–6.77	1.33	–3.35	–6.49

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/16, there were 652, 637, 595, 545, and 393 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.60%	8.52%	8.49%	8.49%	7.79%	7.79%	7.88%	7.83%	8.33%	8.68%	8.68%	8.68%

10 years	40.41	32.34	32.04	32.04	30.37	30.37	33.65	28.97	37.08	44.00	44.31	44.00
Annual average	3.45	2.84	2.82	2.82	2.69	2.69	2.94	2.58	3.20	3.71	3.74	3.71

5 years	48.49	39.95	42.99	40.99	43.04	43.04	44.81	39.74	46.59	50.37	50.69	50.36
Annual average	8.23	6.95	7.41	7.11	7.42	7.42	7.69	6.92	7.95	8.50	8.55	8.50

3 years	28.66	21.27	25.80	22.80	25.85	25.85	26.84	22.40	27.63	29.70	29.97	29.69
Annual average	8.76	6.64	7.95	7.09	7.97	7.97	8.25	6.97	8.47	9.05	9.13	9.05

1 year	–1.11	–6.79	–1.86	–6.75	–1.81	–2.79	–1.55	–5.00	–1.36	–0.84	–0.74	–0.85

6 months	–2.37	–7.98	–2.77	–7.62	–2.73	–3.70	–2.59	–5.99	–2.51	–2.23	–2.24	–2.24

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

George Putnam Balanced Fund 13

Fund price and distribution information For the six-month period ended 1/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.097		$0.034	$0.038	$0.056		$0.064	$0.119	$0.128	$0.118

Capital gains	—		—	—	—		—	—	—	—

Total	$0.097		$0.034	$0.038	$0.056		$0.064	$0.119	$0.128	$0.118

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/15	$17.22	$18.27	$17.02	$17.10	$16.99	$17.61	$17.16	$17.28	$17.28	$17.28

1/31/16	15.91	16.88	15.73	15.79	15.69	16.26	15.86	15.97	15.97	15.96

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate [1]	1.31%	1.23%	0.53%	0.61%	0.82%	0.79%	0.73%	1.58%	1.70%	1.55%

Current 30-day
SEC yield [2]	N/A	1.16	0.49	0.49	N/A	0.72	0.97	1.49	1.59	1.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/15	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%

Annualized expense ratio for the
six-month period ended 1/31/16	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

14 George Putnam Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.80	$8.42	$8.42	$7.22	$6.01	$3.54	$3.06	$3.59

Ending value (after expenses)	$929.40	$926.10	$925.50	$926.70	$927.80	$930.80	$931.30	$930.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.03	$8.82	$8.82	$7.56	$6.29	$3.71	$3.20	$3.76

Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,017.65	$1,018.90	$1,021.47	$1,021.97	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value , is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based

16 George Putnam Balanced Fund

on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 George Putnam Balanced Fund

The fund’s portfolio 1/31/16 (Unaudited)

COMMON STOCKS (59.8%)*	Shares	Value

Basic materials (2.6%)
Air Products & Chemicals, Inc.	12,801	$1,622,015

Albemarle Corp.	7,186	378,271

Alcoa, Inc.	37,645	274,432

Axalta Coating Systems, Ltd. †	56,452	1,344,122

Axiall Corp.	12,302	220,575

Barrick Gold Corp. (Canada)	16,187	160,413

CF Industries Holdings, Inc.	49,941	1,498,230

Dow Chemical Co. (The)	86,256	3,622,752

E.I. du Pont de Nemours & Co.	66,334	3,499,782

Fortune Brands Home & Security, Inc.	36,624	1,779,560

Martin Marietta Materials, Inc.	3,150	395,577

Newmont Mining Corp.	32,376	646,225

Nucor Corp.	16,981	663,448

PPG Industries, Inc.	29,806	2,835,147

Praxair, Inc.	13,610	1,361,000

Sealed Air Corp.	34,853	1,412,592

Sherwin-Williams Co. (The)	21,192	5,418,147

Smurfit Kappa Group PLC (Ireland)	24,209	525,507

Steel Dynamics, Inc.	6,389	117,238

Symrise AG (Germany)	47,400	3,058,323

30,833,356
Capital goods (2.7%)
Airbus Group SE (France)	13,692	861,199

Allegion PLC (Ireland)	7,943	481,028

Bombardier, Inc. Class B (Canada) †	3,244,367	2,269,598

Embraer SA ADR (Brazil)	32,060	922,687

General Dynamics Corp.	56,937	7,616,462

Northrop Grumman Corp.	67,264	12,447,876

Raytheon Co.	29,713	3,810,395

United Technologies Corp.	46,835	4,106,961

32,516,206
Communication services (3.0%)
American Tower Corp. R	60,971	5,752,004

AT&T, Inc.	249,400	8,993,364

Charter Communications, Inc. Class A †	15,808	2,708,859

Comcast Corp. Class A	81,903	4,562,816

DISH Network Corp. Class A †	29,229	1,410,884

Equinix, Inc. R	5,182	1,609,374

Level 3 Communications, Inc. †	101,093	4,934,349

Liberty Global PLC Ser. A (United Kingdom) †	115,490	3,974,011

Time Warner Cable, Inc.	13,394	2,437,842

36,383,503
Communications equipment (0.6%)
Cisco Systems, Inc.	313,699	7,462,899

7,462,899
Computers (2.7%)
Apple, Inc.	267,904	26,077,775

Castlight Health, Inc. Class B †	252,121	834,521

George Putnam Balanced Fund 19

COMMON STOCKS (59.8%)* cont.	Shares	Value

Computers cont.
EMC Corp.	176,779	$4,378,816

HP, Inc.	122,561	1,190,067

32,481,179
Conglomerates (0.8%)
Danaher Corp.	42,808	3,709,313

Tyco International PLC	170,660	5,868,997

9,578,310
Consumer cyclicals (7.4%)
Advance Auto Parts, Inc.	20,979	3,189,857

Amazon.com, Inc. †	22,917	13,452,279

Brunswick Corp.	20,096	800,826

CaesarStone Sdot-Yam, Ltd. (Israel) †	39,081	1,469,055

Criteo SA ADR (France) †	13,237	391,550

Ctrip.com International, Ltd. ADR (China) †	59,540	2,541,167

Dollar General Corp.	47,416	3,559,045

Five Below, Inc. †	63,035	2,220,723

Gap, Inc. (The)	74,032	1,830,071

GNC Holdings, Inc. Class A	14,364	402,336

Hanesbrands, Inc.	88,487	2,705,048

Hilton Worldwide Holdings, Inc.	148,493	2,644,660

Home Depot, Inc. (The)	53,183	6,688,294

Live Nation Entertainment, Inc. †	247,737	5,623,630

Marriott International, Inc./MD Class A	17,646	1,081,347

MasterCard, Inc. Class A	43,797	3,899,247

Michaels Cos., Inc. (The) †	54,195	1,181,451

NIKE, Inc. Class B	90,292	5,599,007

PayPal Holdings, Inc. †	62,808	2,269,881

Penn National Gaming, Inc. †	127,091	1,795,796

Priceline Group, Inc. (The) †	4,538	4,832,834

PulteGroup, Inc.	49,808	834,782

RE/MAX Holdings, Inc. Class A	66,873	2,328,518

Rollins, Inc.	59,023	1,626,084

Tiffany & Co.	11,600	740,544

Time Warner, Inc.	46,640	3,285,322

TJX Cos., Inc. (The)	60,148	4,284,944

Wal-Mart Stores, Inc.	41,893	2,780,019

Walt Disney Co. (The)	36,904	3,536,141

Wynn Resorts, Ltd.	29,505	1,986,867

89,581,325
Consumer staples (6.3%)
Avon Products, Inc.	321,872	1,091,146

Blue Buffalo Pet Products, Inc. †	101,780	1,732,296

Bright Horizons Family Solutions, Inc. †	23,655	1,659,871

Chipotle Mexican Grill, Inc. †	2,275	1,030,507

Costco Wholesale Corp.	26,562	4,014,049

Coty, Inc. Class A	410,597	10,104,792

CVS Health Corp.	66,449	6,418,309

Delivery Hero Holding GmbH (acquired 6/12/15 cost $446,716)
(Private) (Germany) † ∆∆ F	58	387,005

20 George Putnam Balanced Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer staples cont.
Dr. Pepper Snapple Group, Inc.	39,974	$3,751,160

Edgewell Personal Care Co.	64,762	4,793,036

Groupon, Inc. †	62,248	169,315

GrubHub, Inc. †	8,880	167,388

JM Smucker Co. (The)	18,947	2,431,279

Kraft Heinz Co. (The)	40,504	3,161,742

Molson Coors Brewing Co. Class B	55,941	5,061,542

Mondelez International, Inc. Class A	97,694	4,210,611

Netflix, Inc. †	7,650	702,576

Nomad Foods, Ltd. (United Kingdom) †	51,680	452,200

PepsiCo, Inc.	27,284	2,709,301

Philip Morris International, Inc.	118,450	10,661,685

Pinnacle Foods, Inc.	10,836	464,756

Restaurant Brands International LP (Units) (Canada)	173	5,791

Restaurant Brands International, Inc. (Canada)	53,339	1,791,124

TreeHouse Foods, Inc. †	23,087	1,832,184

Walgreens Boots Alliance, Inc.	59,517	4,744,695

Yum! Brands, Inc.	40,112	2,902,905

76,451,265
Electronics (2.8%)
Agilent Technologies, Inc.	81,367	3,063,468

Analog Devices, Inc.	18,581	1,000,773

Avago Technologies, Ltd.	25,534	3,414,151

Cavium, Inc. †	33,313	1,924,492

Honeywell International, Inc.	40,684	4,198,589

Intel Corp.	39,552	1,226,903

L-3 Communications Holdings, Inc.	87,252	10,194,524

Micron Technology, Inc. †	157,396	1,736,078

ON Semiconductor Corp. †	65,321	559,148

QUALCOMM, Inc.	54,152	2,455,252

TE Connectivity, Ltd.	38,587	2,205,633

Texas Instruments, Inc.	28,069	1,485,692

33,464,703
Energy (3.7%)
Anadarko Petroleum Corp.	134,654	5,263,625

Apache Corp.	40,268	1,713,001

Baker Hughes, Inc.	55,285	2,405,450

Cabot Oil & Gas Corp.	26,143	542,467

Cenovus Energy, Inc. (Canada)	106,154	1,307,886

Chevron Corp.	20,876	1,805,148

Cimarex Energy Co.	4,880	453,840

Concho Resources, Inc. †	1,771	168,475

ConocoPhillips	73,513	2,872,888

Devon Energy Corp.	40,248	1,122,919

Diamondback Energy, Inc. †	4,254	321,390

EOG Resources, Inc.	31,930	2,267,669

Exxon Mobil Corp.	41,241	3,210,612

FMC Technologies, Inc. †	20,436	513,965

Frank’s International NV (Netherlands)	9,995	146,227

George Putnam Balanced Fund 21

COMMON STOCKS (59.8%)* cont.	Shares	Value

Energy cont.
Genel Energy PLC (United Kingdom) †	175,819	$265,183

Gulfport Energy Corp. †	4,798	141,781

Halliburton Co.	31,040	986,762

Marathon Oil Corp.	79,130	769,935

MPLX LP	21,887	673,463

Occidental Petroleum Corp.	52,014	3,580,124

Oceaneering International, Inc.	4,420	149,617

Pioneer Natural Resources Co.	20,572	2,549,899

Royal Dutch Shell PLC Class A (United Kingdom)	242,728	5,311,774

Schlumberger, Ltd.	18,283	1,321,312

Suncor Energy, Inc. (Canada)	191,522	4,510,343

Weatherford International PLC †	60,562	408,188

44,783,943
Financials (9.5%)
AllianceBernstein Holding LP	86,530	1,595,613

American International Group, Inc.	108,999	6,156,264

Ameriprise Financial, Inc.	19,897	1,803,663

Assured Guaranty, Ltd.	105,014	2,497,233

AvalonBay Communities, Inc. R	11,672	2,001,631

Bank of America Corp.	639,297	9,039,660

Bank of New York Mellon Corp. (The)	126,796	4,592,551

Berkshire Hathaway, Inc. Class B †	40,291	5,228,563

Boston Properties, Inc. R	15,992	1,858,430

Capital One Financial Corp.	10,621	696,950

Carlyle Group LP (The)	81,655	1,117,040

CBRE Group, Inc. Class A †	12,272	343,248

Charles Schwab Corp. (The)	208,434	5,321,320

Citigroup, Inc.	57,850	2,463,253

Equity Lifestyle Properties, Inc. R	15,607	1,028,813

Essex Property Trust, Inc. R	3,739	796,818

Federal Realty Investment Trust R	6,668	1,005,734

Gaming and Leisure Properties, Inc. R	61,778	1,611,170

General Growth Properties R	58,849	1,650,126

Genworth Financial, Inc. Class A †	302,791	841,759

Hartford Financial Services Group, Inc. (The)	83,643	3,360,776

Invesco, Ltd.	56,425	1,688,800

JPMorgan Chase & Co.	212,497	12,643,572

KeyCorp	252,020	2,812,543

Kimco Realty Corp. R	18,211	495,157

KKR & Co. LP	200,100	2,727,363

Morgan Stanley	109,540	2,834,895

Oaktree Capital Group, LLC (Units)	10,806	472,871

Oportun Financial Corp. (acquired 6/23/15, cost $386,984)
(Private) † ∆∆ F	135,784	348,286

Pebblebrook Hotel Trust R	12,333	301,172

Prudential PLC (United Kingdom)	160,520	3,155,227

Public Storage R	7,965	2,019,605

Regions Financial Corp.	327,946	2,662,922

22 George Putnam Balanced Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Financials cont.
Seritage Growth Properties R	4,327	$168,710

Simon Property Group, Inc. R	11,961	2,228,095

Synchrony Financial †	143,853	4,088,302

U.S. Bancorp	120,970	4,846,058

Visa, Inc. Class A	109,344	8,145,035

Vornado Realty Trust R	8,097	716,261

Wells Fargo & Co.	149,176	7,493,110

114,858,599
Health care (8.2%)
Abbott Laboratories	22,493	851,360

Aetna, Inc.	10,145	1,033,167

Allergan PLC †	36,709	10,441,141

AMAG Pharmaceuticals, Inc. †	21,442	491,236

Amgen, Inc.	35,601	5,437,341

Anthem, Inc.	4,088	533,443

Baxter International, Inc.	63,818	2,335,739

Biogen, Inc. †	17,423	4,757,524

Boston Scientific Corp. †	108,661	1,904,827

Bristol-Myers Squibb Co.	99,393	6,178,269

C.R. Bard, Inc.	15,012	2,751,249

Cardinal Health, Inc.	36,532	2,972,609

Celgene Corp. †	58,823	5,901,123

Cigna Corp.	18,766	2,507,138

Cooper Cos., Inc. (The)	10,697	1,402,912

DexCom, Inc. †	8,187	583,569

Diplomat Pharmacy, Inc. †	21,572	586,974

Edwards Lifesciences Corp. †	28,335	2,216,080

Eli Lilly & Co.	60,744	4,804,850

Express Scripts Holding Co. †	19,333	1,389,463

Gilead Sciences, Inc.	93,222	7,737,426

Henry Schein, Inc. †	6,436	974,668

HTG Molecular Diagnostics, Inc. †	8,028	24,807

Intuitive Surgical, Inc. †	5,170	2,796,195

Jazz Pharmaceuticals PLC †	6,444	829,601

Johnson & Johnson	33,582	3,507,304

McKesson Corp.	4,245	683,360

Medtronic PLC	24,359	1,849,335

Merck & Co., Inc.	60,707	3,076,024

Mylan NV †	86,202	4,541,983

Perrigo Co. PLC	36,535	5,282,230

Pfizer, Inc.	149,636	4,562,402

Press Ganey Holdings, Inc. †	14,485	428,032

Service Corp. International/US	40,077	969,463

TESARO, Inc. †	29,089	1,004,734

Ventas, Inc. R	26,100	1,443,852

98,791,430
Semiconductor (0.2%)
Lam Research Corp.	37,869	2,718,616

		2,718,616

George Putnam Balanced Fund 23

COMMON STOCKS (59.8%)* cont.	Shares	Value

Software (2.4%)
Activision Blizzard, Inc.	39,667	$1,381,205

Adobe Systems, Inc. †	34,570	3,081,224

Microsoft Corp.	409,154	22,540,294

Tencent Holdings, Ltd. (China)	73,981	1,397,655

TubeMogul, Inc. †	48,896	551,058

28,951,436
Technology services (4.0%)
Alibaba Group Holding, Ltd. ADR (China) †	16,890	1,132,137

Alphabet, Inc. Class A †	28,414	21,632,999

Computer Sciences Corp.	51,931	1,665,427

Facebook, Inc. Class A †	119,126	13,367,128

Fidelity National Information Services, Inc.	34,604	2,066,897

GoDaddy, Inc. Class A †	15,759	480,492

Hewlett Packard Enterprise Co.	122,561	1,686,439

salesforce.com, Inc. †	60,048	4,086,867

Yahoo!, Inc. †	68,620	2,024,976

48,143,362
Transportation (0.9%)
American Airlines Group, Inc.	79,012	3,080,678

Genesee & Wyoming, Inc. Class A †	21,126	1,047,427

Union Pacific Corp.	90,538	6,518,736

10,646,841
Utilities and power (2.0%)
American Electric Power Co., Inc.	25,095	1,530,042

American Water Works Co., Inc.	24,136	1,566,668

Calpine Corp. †	183,443	2,808,512

Edison International	19,119	1,181,554

Exelon Corp.	129,173	3,819,646

Kinder Morgan, Inc.	92,027	1,513,844

NextEra Energy Partners LP	27,157	732,967

NextEra Energy, Inc.	32,414	3,620,968

NRG Energy, Inc.	199,615	2,123,904

NRG Yield, Inc. Class C	65,064	861,447

PG&E Corp.	54,748	3,006,213

Sempra Energy	19,625	1,859,469

		24,625,234

Total common stocks (cost $742,972,842)		$722,272,207

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, February 1, 2046	$12,000,000	$12,656,250
3s, TBA, February 1, 2046	7,000,000	7,216,563

U.S. Government Agency Mortgage Obligations (5.9%)		19,872,813
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, March 1, 2035	2,523	2,893
4s, with due dates from July 1, 2042 to June 1, 2043	5,713,086	6,120,014
3 1/2s, with due dates from December 1, 2042 to April 1, 2043	797,807	840,533

24 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.6%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, TBA, February 1, 2046	$4,000,000	$4,180,000
3s, with due dates from March 1, 2043 to July 1, 2043	2,815,137	2,874,733

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	3,383,139	3,805,595
5s, with due dates from August 1, 2033 to January 1, 2039	917,416	1,014,177
4 1/2s, November 1, 2044	8,000,000	8,706,250
4 1/2s, TBA, February 1, 2046	13,000,000	14,131,406
4s, with due dates from January 1, 2041 to September 1, 2045 ##	3,091,688	3,328,390
4s, TBA, February 1, 2046	3,000,000	3,204,609
3 1/2s, with due dates from May 1, 2043 to March 1, 2045	4,175,929	4,378,769
3 1/2s, TBA, March 1, 2046	1,000,000	1,044,375
3 1/2s, TBA, February 1, 2046	2,000,000	2,094,570
3s, with due dates from February 1, 2043 to May 1, 2043	1,657,233	1,694,767
3s, TBA, March 1, 2046	6,000,000	6,109,453
3s, TBA, February 1, 2046	8,000,000	8,164,375

		71,694,909

Total U.S. government and agency mortgage obligations (cost $90,775,949)		$91,567,722

U.S. TREASURY OBLIGATIONS (14.8%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043 Δ	$2,220,000	$2,686,445
2 3/4s, August 15, 2042	11,380,000	11,439,966

U.S. Treasury Inflation Protected Securities 0.625%, February 15, 2043 [i]	120,812	106,136

U.S. Treasury Notes
2 3/8s, August 15, 2024	7,540,000	7,848,728
2s, November 30, 2020	39,190,000	40,366,617
1 3/4s, May 31, 2016	7,930,000	7,964,198
1 3/8s, September 30, 2018	29,620,000	29,964,101
1 1/8s, December 31, 2019	24,210,000	24,144,936
1s, August 31, 2016	13,290,000	13,324,418
0 3/4s, March 31, 2018	33,020,000	32,961,442
0 3/4s, December 31, 2017	8,160,000	8,152,605

Total U.S. treasury obligations (cost $176,868,758)		$178,959,592

CORPORATE BONDS AND NOTES (15.4%)*	Principal amount	Value

Basic materials (0.8%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$310,000	$281,331

Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036 (Canada)	365,000	412,077

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	400,000	372,000

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	330,000	278,028

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	408,000	349,232

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	78,000	87,638

George Putnam Balanced Fund 25

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Basic materials cont.
Corp Nacional del Cobre de Chile (CODELCO) 144A sr. unsec.
unsub. notes 3 7/8s, 2021 (Chile)	$500,000	$489,178

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	215,000	206,545

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	235,000	223,146

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	200,000	219,461

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,109,018

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	941,000	638,939

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	638,000	416,424

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	682,000	487,630

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	12,984

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	515,000	404,096

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	188,000	172,458

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	77,000	75,573

Mosaic Co. (The) sr. unsec. unsub. notes 3 3/4s, 2021	200,000	200,979

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	180,000	206,555

Westrock (RKT) Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	168,000	177,162

Westrock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	1,265,000	1,603,185

Westrock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	187,000	238,398

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	553,000	655,226

9,317,263
Capital goods (0.3%)
Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	125,000	130,625

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	767,000	1,034,869

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	328,000	334,811

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	327,000	335,751

Northrop Grumman Corp. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2026	265,000	356,666

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	975,000	1,257,828

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	240,000	265,137

United Technologies Corp. sr. unsec. unsub. notes 5.7s, 2040	100,000	118,643

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	225,000	229,594

4,063,924
Communication services (1.4%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	200,000	217,571

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	280,000	281,727

American Tower Corp. sr. unsec. notes 4s, 2025 R	335,000	331,447

American Tower Corp. sr. unsec. notes 3.4s, 2019 R	735,000	753,060

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	122,000	108,175

26 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Communication services cont.
AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	$123,000	$117,837

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	240,000	241,225

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	714,000	718,811

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	356,000	356,353

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	645,000	904,649

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	268,000	333,841

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	30,000	31,950

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	313,000	327,476

Crown Castle International Corp. sr. unsec. unsub. bonds
4.45s, 2026 R	45,000	45,278

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	710,000	772,523

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	70,000	91,059

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.4s, 2040	380,000	465,448

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	95,000	131,320

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	204,411

SBA Tower Trust 144A sr. notes 5.101s, 2017	1,125,000	1,142,782

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	275,000	267,823

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	610,000	844,767

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	1,000,000	975,000

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	1,000,000	1,056,134

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	355,000	418,907

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 5.462s, 2021 (Spain)	845,000	940,226

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	5,200	138,164

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	270,000	263,249

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	1,309,000	1,146,838

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	595,000	541,960

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	770,000	955,811

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	980,000	1,208,485

16,334,307
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	1,111,000	1,144,330

		1,144,330

George Putnam Balanced Fund 27

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	$190,000	$244,240

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	1,045,000	1,312,762

Autonation, Inc. company guaranty sr. unsec. notes
4 1/2s, 2025	330,000	337,976

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	847,000	924,667

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	705,000	605,903

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	1,187,000	1,490,254

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	625,000	609,050

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	579,000	632,690

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026	375,000	370,274

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	135,000	189,128

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	1,290,000	1,475,511

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	24,000	29,181

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	200,000	249,527

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	795,000	877,613

General Motors Co. sr. unsec. notes 5.2s, 2045	830,000	737,472

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	395,000	375,719

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	250,000	233,650

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022	685,000	657,881

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018	185,000	185,902

Grupo Televisa SAB sr. unsec. unsub. bonds 6 5/8s,
2040 (Mexico)	300,000	308,747

Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	355,000	299,660

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	460,000	609,866

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	320,000	362,765

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	150,000	162,103

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	200,000	191,271

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	356,000	344,430

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	435,000	484,481

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	781,000	852,080

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.7s, 2034	310,000	303,355

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	123,000	135,468

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	70,000	60,226

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	78,000	86,532

28 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	$670,000	$693,662

Nordstrom, Inc. sr. unsec. notes 5s, 2044	310,000	305,745

NVR, Inc. sr. unsec. notes 3.95s, 2022	435,000	442,737

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85s, 2023	195,000	201,576

Owens Corning company guaranty sr. unsec. sub. notes 9s, 2019	880,000	1,025,680

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	164,000	162,523

QVC, Inc. company guaranty sr. notes 4.85s, 2024	390,000	377,566

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	460,000	436,857

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	634,417

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	450,000	378,277

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	175,000	173,688

20,573,112
Consumer staples (1.1%)
Anheuser-Busch Cos., Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2018	885,000	949,428

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	427,000	442,190

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	428,000	433,772

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	165,000	237,717

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	532,839

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	855,000	1,095,801

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	297,000	336,650

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	715,000	780,728

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	660,410	794,050

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	661,908	679,403

Diageo Investment Corp. company guaranty sr. unsec.
notes 8s, 2022	820,000	1,055,611

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	1,434,000	1,762,888

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	553,000	594,754

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	211,000	213,018

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2044 (Mexico)	350,000	301,812

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	625,000	754,629

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040	309,000	365,856

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	600,000	673,917

McDonald’s Corp. sr. unsec. unsub. notes Ser. MTN, 6.3s, 2038	535,000	626,896

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.95s, 2042	200,000	203,846

Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	134,000	135,904

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	191,000	199,540

		13,171,249

George Putnam Balanced Fund 29

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Energy (0.7%)
BG Energy Capital PLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2021 (United Kingdom)	$250,000	$256,949

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	225,000	180,583

EOG Resources, Inc. sr. unsec. unsub. notes 5 5/8s, 2019	205,000	221,575

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	575,000	444,787

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	95,000	45,363

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	388,000	347,898

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	1,070,000	1,045,862

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	315,000	281,138

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	175,000	160,626

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	230,525

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05s, 2041	390,000	159,900

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.85s, 2115 (Brazil)	925,000	582,750

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2041 (Brazil)	300,000	188,535

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 5 3/8s, 2021 (Brazil)	825,000	619,781

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	180,000	118,564

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 4 1/2s, 2026 (Mexico)	535,000	460,563

Pride International, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2040	760,000	478,541

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.2s, 2018	580,000	612,646

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 8s, 2019	820,000	928,689

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	480,000	490,441

Tosco Corp. company guaranty sr. unsec. notes 8 1/8s, 2030	600,000	672,973

Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	323,000	212,373

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	322,000	239,085

8,980,147
Financials (6.8%)
Aflac, Inc. sr. unsec. notes 6.45s, 2040	314,000	382,244

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	747,000	966,484

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	410,000	404,882

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	705,000	703,238

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	310,000	290,035

American Express Co. sr. unsec. notes 7s, 2018	650,000	720,717

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	856,000	1,113,870

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	1,150,000	1,068,275

30 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Financials cont.
ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. notes 4.6s, 2024 R	$720,000	$677,700

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	628,752

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	550,000	561,688

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	135,000	143,775

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	400,000	398,109

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	644,000	644,000

Bank of America, NA unsec. sub. notes Ser. BKNT, 5.3s, 2017	315,000	326,494

Barclays Bank PLC 144A unsec. sub. notes 10.179s, 2021
(United Kingdom)	1,724,000	2,284,703

Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	500,000	536,361

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	331,000	364,023

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.3s, 2043	703,000	686,902

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s, perpetual
maturity (France)	100,000	112,500

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	370,000	384,895

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	810,000	811,110

Camden Property Trust sr. unsec. unsub. notes 4 7/8s, 2023 R	1,213,000	1,333,129

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	1,020,000	1,067,174

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	462,000	451,346

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	295,000	295,499

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	257,000	265,494

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	708,000	718,727

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	956,000	927,607

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	402,000	390,443

Citigroup, Inc. unsec. sub. FRN 0.747s, 2016	123,000	122,798

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	345,000	348,450

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4 5/8s,
2023 (Netherlands)	250,000	259,046

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands unsec. sub. notes 5 1/4s, 2045 (Netherlands)	285,000	297,859

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands 144A jr. unsec. sub. FRN 11s, perpetual
maturity (Netherlands)	718,000	874,309

Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	255,000	247,432

Credit Suisse AG/New York, NY sr. unsec. notes 5.3s, 2019	475,000	524,297

Credit Suisse Group AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	729,000	775,232

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	302,000	365,830

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	985,000	873,677

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	1,117,000	1,170,061

George Putnam Balanced Fund 31

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Financials cont.
EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	$345,000	$356,593

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	300,000	295,125

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	217,000	194,622

Five Corners Funding Trust 144A sr. unsec. bonds 4.419s, 2023	425,000	443,156

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 4.418s, 2035 (Ireland)	1,521,000	1,561,349

GE Capital Trust I company guaranty unsec. sub. FRB
6 3/8s, 2067	355,000	381,847

General Electric Capital Corp. company guaranty sr. unsec.
notes 6 3/4s, 2032	441,000	578,464

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7 1/2s, 2019	805,000	916,945

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6 3/4s, 2037	282,000	325,673

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	1,495,000	1,896,331

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	555,000	549,543

Highwood Realty LP sr. unsec. unsub. notes 5.85s, 2017 R	1,005,000	1,047,742

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	250,000	241,582

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5 5/8s, 2035 (United Kingdom)	250,000	280,410

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	342,000	438,803

HSBC Holdings PLC unsec. sub. notes 6 1/2s, 2036
(United Kingdom)	800,000	915,282

HSBC Holdings PLC unsec. sub. notes 4 1/4s, 2025
(United Kingdom)	910,000	897,381

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	105,000	106,251

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,225,000	2,393,882

ING Groep NV jr. unsec. sub. FRN 6s, perpetual
maturity (Netherlands)	640,000	620,800

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019	275,000	287,375

Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71s, 2026 (Italy)	650,000	638,634

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	780,000	787,313

JPMorgan Chase Bank, NA unsec. sub. notes Ser. BKNT, 6s, 2017	1,250,000	1,331,150

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	555,000	645,507

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	785,000	894,900

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697s, 2097	340,000	437,588

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	100,000	96,249

Lloyds Bank PLC company guaranty sr. unsec. unsub. notes
2.7s, 2020 (United Kingdom)	220,000	222,794

Lloyds Banking Group PLC unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	530,000	543,553

Lloyds Banking Group PLC 144A unsec. sub. notes 5.3s, 2045
(United Kingdom)	1,404,000	1,427,777

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8 7/8s, 2039	$1,290,000	$1,907,675

Merrill Lynch & Co., Inc. unsec. sub. FRN 1.272s, 2026	275,000	236,833

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	600,000	675,418

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	2,564,000	3,076,800

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	285,000	296,750

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8 1/4s, 2031	415,000	551,518

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	840,000	720,300

Nordea Bank AB 144A unsec. sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,406,335

OneAmerica Financial Partners, Inc. 144A sr. unsec.
notes 7s, 2033	370,000	411,456

Pacific LifeCorp 144A sr. unsec. notes 6s, 2020	365,000	410,668

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	140,000	140,474

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	213,000	230,879

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	1,939,000	1,929,305

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	359,000	362,590

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	1,153,000	1,121,293

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	1,045,000	1,099,702

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	420,000	420,678

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)	1,815,000	1,869,450

Royal Bank of Scotland Group PLC unsec. sub. bonds 5 1/8s,
2024 (United Kingdom)	425,000	426,658

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	1,510,000	1,608,150

Santander Issuances SAU company guaranty unsec. sub. notes
5.179s, 2025 (Spain)	1,200,000	1,137,966

Santander Issuances SAU 144A company guaranty unsec. sub.
notes 5.911s, 2016 (Spain)	1,100,000	1,112,942

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	630,000	659,665

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	290,000	292,815

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	290,000	290,093

Standard Chartered PLC 144A jr. unsec. sub. FRB 7.014s,
perpetual maturity (United Kingdom)	1,400,000	1,484,000

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.512s, 2037	2,021,000	1,576,380

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436s, 2024 (Japan)	825,000	862,701

Teachers Insurance & Annuity Association of America 144A
unsec. sub. notes 6.85s, 2039	263,000	328,330

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	570,000	595,650

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7 3/4s, 2026	295,000	395,790

UBS AG/Stamford, CT unsec. sub. notes 7 5/8s, 2022	2,640,000	2,988,586

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Financials cont.
Wachovia Bank NA unsec. sub. notes Ser. BKNT, 6s, 2017	$1,060,000	$1,138,921

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	580,000	610,450

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	710,000	792,467

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	1,050,000	1,050,679

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6 1/2s, 2037	214,000	215,070

81,709,225
Government (0.4%)
International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,477,896

5,477,896
Health care (0.3%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	194,000	194,119

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	373,000	372,978

Actavis Funding SCS company guaranty sr. unsec. notes 3.45s,
2022 (Luxembourg)	186,000	188,744

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	95,000	118,094

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	205,000	191,893

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	430,000	435,375

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5 1/4s, 2026 R	510,000	529,125

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	145,000	138,656

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	659,000	668,905

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	121,000	130,305

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	300,000	310,548

3,278,742
Technology (0.2%)
Apple, Inc. sr. unsec. notes 3.45s, 2024	215,000	222,829

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	297,000	289,554

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	421,000	377,925

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	948,000	980,703

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	162,000	176,175

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	245,000	242,550

2,289,736
Transportation (0.2%)
Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7 1/8s, 2020	265,000	298,788

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	605,000	661,089

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	145,000	166,297

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	31,443	32,128

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	112,941	115,058

Norfolk Southern Corp. sr. unsec. unsub. bonds 6s, 2111	390,000	414,342

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Transportation cont.
Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	$601,089	$667,209

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	225,000	227,813

2,582,724
Utilities and power (1.4%)
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.8s, 2035	510,000	580,353

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	138,000	146,908

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	35,000	37,100

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	595,000	715,460

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	220,000	217,255

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	450,000	459,573

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	685,000	720,483

EDP Finance BV 144A sr. unsec. unsub. notes 5 1/4s,
2021 (Netherlands)	365,000	374,683

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8 3/8s, 2032	490,000	471,812

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	360,000	324,000

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	252,000	224,280

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	784,000	983,503

Electricite de France (EDF) 144A sr. unsec. unsub. notes 6s,
2114 (France)	200,000	205,550

Electricite de France (EDF) 144A sr. unsec. unsub. notes 5.6s,
2040 (France)	640,000	705,225

Enel Finance International SA 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2019 (Netherlands)	360,000	393,444

Energy Transfer Partners LP sr. unsec. unsub. notes 7.6s, 2024	470,000	453,846

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	766,000	590,580

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	240,000	214,970

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	370,000	302,906

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45s, 2044	1,120,000	1,170,388

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6 3/4s, 2036 (Spain)	185,000	229,842

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	395,033

Kansas Gas and Electric Co. sr. bonds 5.647s, 2021	200,028	201,028

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	179,000	134,366

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3 1/2s, 2021	420,000	371,487

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05s, 2019	235,000	217,526

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	445,000	540,088

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	441,000	469,531

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	418,000	524,332

George Putnam Balanced Fund 35

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Utilities and power cont.
Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.8s, 2037	$140,000	$168,358

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	331,000	338,925

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	145,000	153,764

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	656,000	501,020

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 2019	889,000	1,070,201

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	1,145,000	764,288

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	1,945,000	1,400,400

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	210,000	214,719

		16,987,227

Total corporate bonds and notes (cost $183,315,539)		$185,909,882

MORTGAGE-BACKED SECURITIES (1.5%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.898s, 2049	$2,500,000	$2,553,363
Ser. 14-GC21, Class AS, 4.026s, 2047	508,000	540,995

COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.82s, 2044	500,000	542,470
FRB Ser. 14-CR18, Class C, 4.896s, 2047	3,089,000	3,091,284
Ser. 13-CR13, Class AM, 4.449s, 2023	614,000	658,101
Ser. 12-LC4, Class AM, 4.063s, 2044	730,000	775,844
Ser. 12-CR1, Class AM, 3.912s, 2045	1,046,000	1,078,830

Federal Home Loan Mortgage Corporation
FRB Ser. T-56, Class A, IO, 0.524s, 2043 F	3,718,202	62,272
FRB Ser. T-56, Class 2, IO, zero %, 2043 F	5,466,557	—

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.305s, 2045 F	1,094,104	10,185

FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	194,241	19

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
3.176s, 2032	75,134	67,260

JPMBB Commercial Mortgage Securities Trust Ser. 13-C14,
Class AS, 4.409s, 2046	493,000	530,465

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP8, Class A4, 5.399s, 2045 F	571,981	575,007
FRB Ser. 12-C6, Class D, 5.365s, 2045	772,000	777,095
Ser. 04-LN2, Class A2, 5.115s, 2041	19,436	19,451
FRB Ser. 13-C13, Class C, 4.189s, 2046	450,000	431,901

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C8, Class D, 4.814s, 2045	524,000	495,128

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	254,267	262,985
Ser. 98-C4, Class H, 5.6s, 2035	552,751	565,165

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AM,
6.082s, 2046	935,000	942,592

36 George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (1.5%)* cont.	Principal amount	Value

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.709s, 2045	$1,794,000	$1,917,965

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	53,054	5,770

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8s, 2038	2,189,091	547,273

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.809s, 2045	13,014,038	1,118,790

WF-RBS Commercial Mortgage Trust Ser. 14-C19, Class C,
4.646s, 2047 F	394,000	398,612

Total mortgage-backed securities (cost $18,243,738)		$17,968,822

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,057) (Private) † ∆∆ F	371	$952

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $20,210) (Private) † ∆∆ F	6,416	18,189

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $47,464) (Private) † ∆∆ F	9,325	42,718

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $68,847) (Private) † ∆∆ F	13,526	61,963

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $38,611) (Private) † ∆∆ F	7,033	34,750

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$116,544) (Private) † ∆∆ F	15,175	104,890

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $326,895) (Private) † ∆∆ F	114,700	294,206

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$413,355) (Private) † ∆∆ F	145,037	372,020

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$633,655) (Private) † ∆∆ F	222,546	570,290

Total convertible preferred stocks (cost $1,666,638)		$1,499,978

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$304,468

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	497,301

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	322,055

Total municipal bonds and notes (cost $841,369)		$1,123,824

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.0%)*	strike price	amount	Value

General Dynamics Corp. (Call)	Feb-16/$140.00	$232,778	$134,753

Total purchased options outstanding (cost $51,211)			$134,753

George Putnam Balanced Fund 37

SHORT-TERM INVESTMENTS (6.1%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.39% L	Shares	72,356,242	$72,356,242

SSgA Prime Money Market Fund Class N 0.31% P	Shares	780,000	780,000

U.S. Treasury Bills 0.17%, February 18, 2016		$130,000	129,987

U.S. Treasury Bills 0.16%, February 11, 2016		109,000	108,994

Total short-term investments (cost $73,375,227)			$73,375,223

TOTAL INVESTMENTS

Total investments (cost $1,288,111,271)			$1,272,812,003

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,208,343,587.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,235,269, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

38 George Putnam Balanced Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $43,288,760 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/16 (aggregate face value $40,604,250) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC
	Canadian Dollar	Sell	4/20/16	$2,655,316	$2,708,591	$53,275

	Citibank, N.A.
	Euro	Sell	3/16/16	3,946,768	3,877,110	(69,658)

	Credit Suisse International
	British Pound	Sell	3/16/16	7,649,566	8,096,329	446,763

	Canadian Dollar	Sell	4/20/16	1,752,840	1,767,149	14,309

	Deutsche Bank AG
	British Pound	Sell	3/16/16	6,146,329	6,503,896	357,567

HSBC Bank USA, National Association
	British Pound	Sell	3/16/16	79,515	84,165	4,650

	Euro	Sell	3/16/16	1,095,656	1,076,444	(19,212)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/16	1,853,931	1,892,115	(38,184)

	Canadian Dollar	Sell	4/20/16	4,052,719	4,085,029	32,310

	State Street Bank and Trust Co.
	Euro	Buy	3/16/16	2,797,647	2,824,826	(27,179)

	Israeli Shekel	Sell	4/20/16	2,144,298	2,164,226	19,928

	UBS AG
	Euro	Sell	3/16/16	2,663,388	2,616,197	(47,191)

	WestPac Banking Corp.
	Canadian Dollar	Sell	4/20/16	2,886,182	2,908,173	21,991

	Total					$749,369

George Putnam Balanced Fund 39

TBA SALE COMMITMENTS OUTSTANDING at 1/31/16 (proceeds receivable $15,374,922) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3 1/2s,
February 1, 2046	$4,000,000	2/11/46	$4,180,000

Federal National Mortgage Association, 3 1/2s,
March 1, 2046	1,000,000	3/14/46	1,044,375

Federal National Mortgage Association, 3 1/2s,
February 1, 2046	2,000,000	2/11/46	2,094,570

Federal National Mortgage Association, 3s,
February 1, 2046	8,000,000	2/11/46	8,164,375

Total			$15,483,320

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	24,187	$—	7/16/16	(3 month USD-	A basket	$46,102
				LIBOR-BBA plus	(JPCMPTMD) of
				0.30%)	common stocks

Total		$—				$46,102

40 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$27,249,526	$3,583,830	$—

Capital goods	31,655,007	861,199	—

Communication services	36,383,503	—	—

Conglomerates	9,578,310	—	—

Consumer cyclicals	89,581,325	—	—

Consumer staples	76,064,260	—	387,005

Energy	39,206,986	5,576,957	—

Financials	111,355,086	3,155,227	348,286

Health care	98,791,430	—	—

Technology	151,824,540	1,397,655	—

Transportation	10,646,841	—	—

Utilities and power	24,625,234	—	—

Total common stocks	706,962,048	14,574,868	735,291

Convertible preferred stocks	$—	$—	$1,499,978

Corporate bonds and notes	—	185,314,232	595,650

Mortgage-backed securities	—	17,421,530	547,292

Municipal bonds and notes	—	1,123,824	—

Purchased options outstanding	—	134,753	—

U.S. government and agency mortgage obligations	—	91,567,722	—

U.S. treasury obligations	—	178,959,592	—

Short-term investments	73,136,242	238,981	—

Totals by level	$780,098,290	$489,335,502	$3,378,211

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$749,369	$—

TBA sale commitments	—	(15,483,320)	—

Total return swap contracts	—	46,102	—

Totals by level	$—	$(14,687,849)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 41

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,215,755,029)	$1,200,455,761
Affiliated issuers (identified cost $72,356,242) (Notes 1 and 5)	72,356,242

Dividends, interest and other receivables	4,594,066

Receivable for shares of the fund sold	562,579

Receivable for investments sold	27,938,056

Receivable for sales of delayed delivery securities (Note 1)	12,941,084

Unrealized appreciation on forward currency contracts (Note 1)	950,793

Unrealized appreciation on OTC swap contracts (Note 1)	46,102

Prepaid assets	59,057

Total assets	1,319,903,740

LIABILITIES

Payable for investments purchased	35,488,484

Payable for purchases of delayed delivery securities (Note 1)	55,834,235

Payable for shares of the fund repurchased	1,774,577

Payable for compensation of Manager (Note 2)	536,281

Payable for custodian fees (Note 2)	24,905

Payable for investor servicing fees (Note 2)	303,793

Payable for Trustee compensation and expenses (Note 2)	562,605

Payable for administrative services (Note 2)	11,992

Payable for distribution fees (Note 2)	282,537

Unrealized depreciation on forward currency contracts (Note 1)	201,424

TBA sale commitments, at value (proceeds receivable $15,374,922) (Note 1)	15,483,320

Collateral on certain derivative contracts, at value (Note 1)	886,136

Other accrued expenses	169,864

Total liabilities	111,560,153

Net assets	$1,208,343,587

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,732,208,209

Undistributed net investment income (Note 1)	11,464,520

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(520,721,537)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(14,607,605)

Total — Representing net assets applicable to capital shares outstanding	$1,208,343,587

(Continued on next page)

42 George Putnam Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($897,489,448 divided by 56,421,272 shares)	$15.91

Offering price per class A share (100/94.25 of $15.91)*	$16.88

Net asset value and offering price per class B share ($20,830,315 divided by 1,324,645 shares)**	$15.73

Net asset value and offering price per class C share ($39,372,469 divided by 2,492,910 shares)**	$15.79

Net asset value and redemption price per class M share ($65,344,775 divided by 4,164,384 shares)	$15.69

Offering price per class M share (100/96.50 of $15.69)*	$16.26

Net asset value, offering price and redemption price per class R share
($387,162 divided by 24,404 shares)	$15.86

Net asset value, offering price and redemption price per class R5 share
($66,133,793 divided by 4,141,843 shares)	$15.97

Net asset value, offering price and redemption price per class R6 share
($36,422,824 divided by 2,280,943 shares)	$15.97

Net asset value, offering price and redemption price per class Y share
($82,362,801 divided by 5,158,979 shares)	$15.96

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 43

Statement of operations Six months ended 1/31/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $82,254 from investments in affiliated issuers) (Note 5)	$7,084,116

Dividends (net of foreign tax of $32,331)	6,895,378

Total investment income	13,979,494

EXPENSES

Compensation of Manager (Note 2)	3,307,382

Investor servicing fees (Note 2)	1,005,611

Custodian fees (Note 2)	34,556

Trustee compensation and expenses (Note 2)	49,068

Distribution fees (Note 2)	1,753,225

Administrative services (Note 2)	19,731

Other	257,472

Total expenses	6,427,045

Expense reduction (Note 2)	(36,276)

Net expenses	6,390,769

Net investment income	7,588,725

Net realized loss on investments (Notes 1 and 3)	(3,637,548)

Net increase from payments by affiliates (Note 2)	1,040

Net realized loss on swap contracts (Note 1)	(711,993)

Net realized loss on futures contracts (Note 1)	(424,206)

Net realized gain on foreign currency transactions (Note 1)	1,592,090

Net realized gain on written options (Notes 1 and 3)	37,460

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	555,480

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(98,738,650)

Net loss on investments	(101,326,327)

Net decrease in net assets resulting from operations	$(93,737,602)

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment income	$7,588,725	$14,483,589

Net realized gain (loss) on investments
and foreign currency transactions	(3,143,157)	97,366,655

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(98,183,170)	(9,196,272)

Net increase (decrease) in net assets resulting
from operations	(93,737,602)	102,653,972

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,561,479)	(11,916,224)

Class B	(46,531)	(102,407)

Class C	(84,553)	(136,312)

Class M	(242,333)	(516,374)

Class R	(2,718)	(9,433)

Class R5	(491,489)	(462,840)

Class R6	(183,418)	(114,367)

Class Y	(686,847)	(1,598,783)

Decrease from capital share transactions (Note 4)	(22,606,406)	(58,104,377)

Total increase (decrease) in net assets	(123,643,376)	29,692,855

NET ASSETS

Beginning of period	1,331,986,963	1,302,294,108

End of period (including undistributed net investment
income of $11,464,520 and $11,175,163, respectively)	$1,208,343,587	$1,331,986,963

* Unaudited.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
			Net realized									Ratio	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]

Class A
January 31, 2016**	$17.22	.10	(1.31)	(1.21)	(.10)	(.10)	—	—	$15.91	(7.06)*	$897,489	.50*	.61*	84*
July 31, 2015	16.12	.19	1.10	1.29	(.19)	(.19)	—	—	17.22	8.04	999,928.97		1.11	130
July 31, 2014	14.81	.23	1.29	1.52	(.21)	(.21)	—	—	16.12	10.37	1,051,287.99		1.52	98
July 31, 2013	12.88	.21	1.92	2.13	(.20)	(.20)	—	—	14.81	16.68	1,030,545	1.01	1.56	86
July 31, 2012	12.21	.22	.65	.87	(.20)	(.20)	—	—	12.88	7.26	973,318	1.03	1.80	99
July 31, 2011	11.08	.19	1.14	1.33	(.20)	(.20)	— [e]	— [f]	12.21	12.09	1,034,828	1.05	1.57	176

Class B
January 31, 2016**	$17.02	.04	(1.30)	(1.26)	(.03)	(.03)	—	—	$15.73	(7.39)*	$20,830	.87*	.24*	84*
July 31, 2015	15.94	.06	1.09	1.15	(.07)	(.07)	—	—	17.02	7.21	24,133	1.72	.36	130
July 31, 2014	14.65	.12	1.27	1.39	(.10)	(.10)	—	—	15.94	9.51	24,881	1.74	.77	98
July 31, 2013	12.74	.11	1.90	2.01	(.10)	(.10)	—	—	14.65	15.83	26,541	1.76	.82	86
July 31, 2012	12.08	.13	.63	.76	(.10)	(.10)	—	—	12.74	6.38	29,272	1.78	1.06	99
July 31, 2011	10.96	.10	1.13	1.23	(.11)	(.11)	— [e]	— [f]	12.08	11.24	39,031	1.80	.82	176

Class C
January 31, 2016**	$17.10	.04	(1.31)	(1.27)	(.04)	(.04)	—	—	$15.79	(7.45)*	$39,372	.87*	.23*	84*
July 31, 2015	16.01	.06	1.10	1.16	(.07)	(.07)	—	—	17.10	7.26	36,720	1.72	.36	130
July 31, 2014	14.72	.12	1.27	1.39	(.10)	(.10)	—	—	16.01	9.50	29,091	1.74	.76	98
July 31, 2013	12.80	.11	1.91	2.02	(.10)	(.10)	—	—	14.72	15.85	23,534	1.76	.81	86
July 31, 2012	12.14	.13	.64	.77	(.11)	(.11)	—	—	12.80	6.39	21,223	1.78	1.05	99
July 31, 2011	11.02	.10	1.13	1.23	(.11)	(.11)	— [e]	— [f]	12.14	11.22	22,013	1.80	.82	176

Class M
January 31, 2016**	$16.99	.06	(1.30)	(1.24)	(.06)	(.06)	—	—	$15.69	(7.33)*	$65,345	.75*	.36*	84*
July 31, 2015	15.90	.10	1.10	1.20	(.11)	(.11)	—	—	16.99	7.56	75,297	1.47	.61	130
July 31, 2014	14.62	.16	1.26	1.42	(.14)	(.14)	—	—	15.90	9.75	77,338	1.49	1.02	98
July 31, 2013	12.71	.14	1.90	2.04	(.13)	(.13)	—	—	14.62	16.17	74,636	1.51	1.06	86
July 31, 2012	12.06	.16	.63	.79	(.14)	(.14)	—	—	12.71	6.62	70,317	1.53	1.30	99
July 31, 2011	10.94	.13	1.13	1.26	(.14)	(.14)	— [e]	— [f]	12.06	11.60	75,160	1.55	1.07	176

Class R
January 31, 2016**	$17.16	.09	(1.33)	(1.24)	(.06)	(.06)	—	—	$15.86	(7.22)*	$387	.62*	.53*	84*
July 31, 2015	16.07	.15	1.09	1.24	(.15)	(.15)	—	—	17.16	7.74	1,102	1.22	.86	130
July 31, 2014	14.77	.20	1.28	1.48	(.18)	(.18)	—	—	16.07	10.08	983	1.24	1.27	98
July 31, 2013	12.84	.18	1.92	2.10	(.17)	(.17)	—	—	14.77	16.44	960	1.26	1.32	86
July 31, 2012	12.18	.19	.64	.83	(.17)	(.17)	—	—	12.84	6.92	1,209	1.28	1.54	99
July 31, 2011	11.05	.16	1.14	1.30	(.17)	(.17)	— [e]	— [f]	12.18	11.84	1,216	1.30	1.32	176

Class R5
January 31, 2016**	$17.28	.12	(1.31)	(1.19)	(.12)	(.12)	—	—	$15.97	(6.92)*	$66,134	.37*	.74*	84*
July 31, 2015	16.18	.23	1.11	1.34	(.24)	(.24)	—	—	17.28	8.28	71,647.72		1.34	130
July 31, 2014†	15.28	.18	.85	1.03	(.13)	(.13)	—	—	16.18	6.76*	11	.48*	1.15*	98

Class R6
January 31, 2016**	$17.28	.13	(1.31)	(1.18)	(.13)	(.13)	—	—	$15.97	(6.87)*	$36,423	.32*	.76*	84*
July 31, 2015	16.18	.25	1.10	1.35	(.25)	(.25)	—	—	17.28	8.39	8,239.62		1.46	130
July 31, 2014†	15.28	.19	.85	1.04	(.14)	(.14)	—	—	16.18	6.81*	7,100	.42*	1.19*	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund	George Putnam Balanced Fund 47

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
			Net realized									Ratio	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]

Class Y
January 31, 2016**	$17.28	.12	(1.32)	(1.20)	(.12)	(.12)	—	—	$15.96	(6.98)*	$82,363	.37*	.75*	84*
July 31, 2015	16.17	.23	1.11	1.34	(.23)	(.23)	—	—	17.28	8.34	114,920.72		1.36	130
July 31, 2014	14.86	.27	1.29	1.56	(.25)	(.25)	—	—	16.17	10.61	111,604.74		1.77	98
July 31, 2013	12.92	.25	1.92	2.17	(.23)	(.23)	—	—	14.86	16.99	106,794.76		1.81	86
July 31, 2012	12.26	.25	.64	.89	(.23)	(.23)	—	—	12.92	7.42	70,090.78		2.04	99
July 31, 2011	11.12	.22	1.15	1.37	(.23)	(.23)	— [e]	— [f]	12.26	12.42	67,590.80		1.82	176

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes TBA purchase and sales transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund	George Putnam Balanced Fund 49

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class  R5, class  R6 and class  Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

50 George Putnam Balanced Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

George Putnam Balanced Fund 51

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, to enhance returns on securities owned, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement

52 George Putnam Balanced Fund

of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

George Putnam Balanced Fund 53

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $138,662 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $131,902 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

54 George Putnam Balanced Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2015, the fund had a capital loss carryover of $514,304,259 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$514,304,259	N/A	$514,304,259	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,291,343,981, resulting in gross unrealized appreciation and depreciation of $74,730,392 and $93,262,370, respectively, or net unrealized depreciation of $18,531,978.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

George Putnam Balanced Fund 55

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $1,040 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$767,134	Class R5	51,294

Class B	18,046	Class R6	6,894

Class C	30,174	Class Y	74,764

Class M	56,924	Total	$1,005,611

Class R	381

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,135 under the expense offset arrangements and by $35,141 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $880, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

56 George Putnam Balanced Fund

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,188,681	Class M	264,661

Class B	111,873	Class R	1,189

Class C	186,821	Total	$1,753,225

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,656 and $1,190 from the sale of class A and class M shares, respectively, and received $10,887 and $2,405 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $19 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,000,460,295	$1,004,087,384

U.S. government securities (Long-term)	34,784,339	54,435,704

Total	$1,035,244,634	$1,058,523,088

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	87,117	37,460
Options exercised	—	—
Options expired	(87,117)	(37,460)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

George Putnam Balanced Fund 57

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,401,464	$23,030,726	3,270,518	$55,029,240

Shares issued in connection with
reinvestment of distributions	308,667	5,100,180	645,928	10,967,040

	1,710,131	28,130,906	3,916,446	65,996,280

Shares repurchased	(3,364,741)	(55,367,541)	(11,074,223)	(185,609,366)

Net decrease	(1,654,610)	$(27,236,635)	(7,157,777)	$(119,613,086)

	Six months ended 1/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	82,497	$1,344,293	224,313	$3,749,144

Shares issued in connection with
reinvestment of distributions	2,692	44,173	5,839	97,697

	85,189	1,388,466	230,152	3,846,841

Shares repurchased	(178,358)	(2,890,159)	(373,604)	(6,233,023)

Net decrease	(93,169)	$(1,501,693)	(143,452)	$(2,386,182)

	Six months ended 1/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	581,297	$9,597,883	546,183	$9,206,428

Shares issued in connection with
reinvestment of distributions	4,529	74,692	7,514	126,661

	585,826	9,672,575	553,697	9,333,089

Shares repurchased	(240,406)	(3,906,676)	(223,040)	(3,748,088)

Net increase	345,420	$5,765,899	330,657	$5,585,001

	Six months ended 1/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	158,565	$2,570,599	330,826	$5,521,369

Shares issued in connection with
reinvestment of distributions	14,754	241,032	30,678	513,563

	173,319	2,811,631	361,504	6,034,932

Shares repurchased	(441,808)	(7,151,917)	(791,602)	(13,193,832)

Net decrease	(268,489)	$(4,340,286)	(430,098)	$(7,158,900)

	Six months ended 1/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	14,953	$245,015	12,266	$206,483

Shares issued in connection with
reinvestment of distributions	167	2,717	556	9,433

	15,120	247,732	12,822	215,916

Shares repurchased	(54,946)	(894,856)	(9,773)	(164,983)

Net increase (decrease)	(39,826)	$(647,124)	3,049	$50,933

58 George Putnam Balanced Fund

	Six months ended 1/31/16		Year ended 7/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	401,979	$6,643,356	4,571,235	$76,316,699

Shares issued in connection with
reinvestment of distributions	29,642	491,489	26,608	462,840

	431,621	7,134,845	4,597,843	76,779,539

Shares repurchased	(435,357)	(7,184,223)	(452,924)	(7,793,994)

Net increase (decrease)	(3,736)	$(49,378)	4,144,919	$68,985,545

	Six months ended 1/31/16		Year ended 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,855,404	$29,908,457	59,021	$1,007,097

Shares issued in connection with
reinvestment of distributions	10,944	183,418	6,704	114,367

	1,866,348	30,091,875	65,725	1,121,464

Shares repurchased	(62,090)	(1,034,249)	(27,929)	(476,237)

Net increase	1,804,258	$29,057,626	37,796	$645,227

	Six months ended 1/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	986,081	$16,456,089	645,544	$10,883,901

Shares issued in connection with
reinvestment of distributions	40,392	667,787	92,941	1,584,356

	1,026,473	17,123,876	738,485	12,468,257

Shares repurchased	(2,517,816)	(40,778,691)	(988,568)	(16,681,172)

Net decrease	(1,491,343)	$(23,654,815)	(250,083)	$(4,212,915)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	674	0.02%	$10,764

Class R6	675	0.03	10,780

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$48,223,912	$137,614,092	$113,481,762	$82,254	$72,356,242

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion

George Putnam Balanced Fund 59

of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$100,000

Written equity option contracts (contract amount) (Note 3)	$—*

Futures contracts (number of contracts)	7

Forward currency contracts (contract amount)	$46,600,000

OTC total return swap contracts (notional)	$2,500,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$950,793	Payables	$201,424

	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	180,855	Payables	—

Total		$1,131,648		$201,424

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$1,576,101	$—	$1,576,101

Equity contracts	(121,991)	(424,206)	—	(711,993)	(1,258,190)

Total	$(121,991)	$(424,206)	$1,576,101	$(711,993)	$317,911

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$550,403	$—	$550,403

Equity contracts	95,611	(27,786)	—	165,398	233,223

Total	$95,611	$(27,786)	$550,403	$165,398	$783,626

60 George Putnam Balanced Fund

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George Putnam Balanced Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$46,102	$—	$—	$—	$46,102

Forward currency contracts#	53,275	—	461,072	357,567	—	4,650	32,310	19,928	—	21,991	950,793

Purchased options**#	—	—	—	—	134,753	—	—	—	—	—	134,753

Total Assets	$53,275	$—	$461,072	$357,567	$134,753	$4,650	$78,412	$19,928	$—	$21,991	$1,131,648

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	69,658	—	—	—	19,212	38,184	27,179	47,191	—	201,424

Written options#	—	—	—	—	—	—	—	—	—	—	—

Total Liabilities	$—	$69,658	$—	$—	$—	$19,212	$38,184	$27,179	$47,191	$—	$201,424

Total Financial and Derivative Net Assets	$53,275	$(69,658)	$461,072	$357,567	$134,753	$(14,562)	$40,228	$(7,251)	$(47,191)	$21,991	$930,224

Total collateral received (pledged)†##	$53,275	$(69,658)	$461,072	$310,000	$—	$—	$—	$—	$—	$—

Net amount	$—	$—	$—	$47,567	$134,753	$(14,562)	$40,228	$(7,251)	$(47,191)	$21,991

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

62 George Putnam Balanced Fund	George Putnam Balanced Fund 63

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

64 George Putnam Balanced Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund 65

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

66 George Putnam Balanced Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

George Putnam Balanced Fund 67

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

68 George Putnam Balanced Fund

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA021
299007 3/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016